Related-Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related-Party Transactions
Related-Party Transactions

Affiliate transactions. In the ordinary course of business, the Partnership has transactions with affiliated companies. The Partnership has various contracts with affiliates including, but not limited to, transportation service and precedent agreements, storage agreements and gas gathering agreements.

Operation and Management Services Agreement. The Partnership has an operation and management services agreement with EQT Gathering, pursuant to which EQT Gathering provides the Partnership’s pipelines and storage facilities with certain operational and management services. The Partnership reimburses EQT Gathering for such services pursuant to the terms of the omnibus agreement described below.

The Partnership is allocated the portion of operating and maintenance expense and selling, general and administrative expense incurred by EQT and EQT Gathering which is related to the Partnership.

Employees of EQT operate the Partnership’s assets. EQT charges the Partnership for the payroll and benefit costs associated with these individuals and for retirees of Equitrans. EQT carries the obligations for pension and other employee-related benefits in its combined financial statements. The Partnership is allocated a portion of EQT’s defined benefit pension plan and retiree medical and life insurance plan cost for the retirees of Equitrans. The Partnership’s share of those costs is recorded in due to related parties and reflected in operating expenses in the accompanying combined statements of operations. See Note 9.

The historical financial statements of the Predecessor, NWV Gathering, Jupiter and Sunrise, as applicable, included long-term incentive compensation plan expense associated with the EQT long-term incentive plan which was not an expense of the Partnership subsequent to the IPO under the omnibus agreement because, at the time of the IPO, the Partnership’s general partner established its own long-term incentive compensation plan as discussed in Note 11. Effective January 1, 2015, the Partnership amended the omnibus agreement to provide for the reimbursement by the Partnership of direct and indirect costs and expenses attributable to EQT's long-term incentive programs as these plans will be utilized to compensate and retain EQT employees who provide services to the Partnership.

Omnibus Agreement. The Partnership entered into an omnibus agreement by and among the Partnership, its general partner and EQT. Pursuant to the omnibus agreement, EQT agreed to provide the Partnership with a license to use the name “EQT” and related marks in connection with the Partnership’s business. The omnibus agreement also provides for certain indemnification and reimbursement obligations between EQT and the Partnership. The following table summarizes the reimbursement amounts.

	Years Ended December 31,
	2014	2013	2012 (a)
	(Thousands)
Reimbursements to EQT
Operating and maintenance expense (b)	$21,999	$14,296	$8,534
Selling, general and administrative expense (b)	$25,051	$18,322	$7,728

Reimbursements from EQT
Plugging and abandonment (c)	$500	$566	$1,585
Bare steel replacement (c)	—	2,566	2,659
Big Sandy Pipeline claims	$—	$—	$2,700

(a) Post-IPO period only as the omnibus agreement did not exist prior to the IPO.

(b) The expenses for which the Partnership reimburses EQT and its subsidiaries may not necessarily reflect the actual expenses that the Partnership would incur on a stand-alone basis and the Partnership is unable to estimate what those expenses would be on a stand-alone basis. These amounts exclude the recast impact of the NWV Gathering Acquisition, Jupiter Acquisition and Sunrise Merger as these amounts do not represent reimbursements pursuant to the omnibus agreement.

(c) The reimbursements for plugging and abandonment and bare steel replacement were recorded as capital contributions from EQT.

Summary of affiliate transactions. The following table summarizes affiliate transactions:

	Years Ended December 31,
	2014	2013	2012
	(Thousands)
Operating revenues (a)	$328,527	$310,245	$205,563
Operating and maintenance expense (b)	28,688	21,931	17,537
Selling, general and administrative expense (b)	40,663	31,263	24,978
Interest expense	$19,888	$843	$4,110

(a) In December 2013, EQT completed the sale of Equitable Gas Company to PNG Companies LLC. For the years ended December 31, 2013 and 2012, Equitable Gas Company revenues reported as affiliate revenues were $37.6 million and $36.8 million, respectively.

(b) The expenses for which the Partnership reimburses EQT and its subsidiaries may not necessarily reflect the actual expenses that the Partnership would incur on a stand-alone basis and the Partnership is unable to estimate what those expenses would be on a stand-alone basis. These amounts include the recast impact of the NWV Gathering Acquisition, Jupiter Acquisition and Sunrise Merger as it represents the total amounts allocated to the Partnership by EQT for the periods presented.

The following table summarizes affiliate balances:

	As of December 31,
	2014	2013
	(Thousands)
Accounts receivable - affiliate	$55,068	$28,610
Due to related party	33,342	22,177
Sunrise Merger consideration payable to EQT (Note 2)	—	110,000
Capital lease obligation, including current portion	$147,588	$135,238

As discussed in Note 7, prior to the Partnership’s IPO, EQT provided financing to its subsidiaries predominantly through intercompany demand and term notes.  Prior to the IPO, Equitrans had demand and term notes due to EQT of approximately $135.2 million which were repaid in June 2012. Interest expense on affiliate long-term debt and demand loans amounted to $4.1 million for the year ended December 31, 2012. In addition, prior to the IPO and prior to the common control transactions described in Note 2, EQT made advances for changes in working capital, cash used for capital expenditures, and other cash flow needs which were viewed as financing transactions as demand or term notes would have been otherwise obtained from EQT to fund them.